UNITECH ENERGY CORP.
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]

                   Filed by a Party other than the Registrant

                           Check the appropriate box:

                         [] Preliminary Proxy Statement
                  Confidential, For Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement
                       [X] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              UNITECH ENERGY CORP.
    -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required
               Fee computed on table below per Exchange Act Rules
                              14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_________________________________________________________

(2) Aggregate number of securities to which transactionapplies:_________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:_____________________________________

(4) Proposed maximum aggregate value of transaction:____________________________

(5) Total fee paid:_____________________________________________________________

Fee paid previously with preliminary materials:_________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:_____________________________________________________

(2) Form, Schedule or Registration Statement No.:_______________________________

(3) Filing Party:_______________________________________________________________

(4) Date Filed:_________________________________________________________________

                              UNITECH ENERGY CORP.
                        Suite 210, 815 10th Avenue, S.W.
                            Calgary, Alberta T2R 0B4
                                                                January 24, 2005

Dear Shareholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the Annual Meeting of Shareholders of UNITECH ENERGY CORP. (the"Company") which will be held at Suite 210, 815 10th Avenue, S.W., Calgary, Alberta, Canada T2R 0B4 on February 24, 2005, at 5:00 p.m., Mountain Standard Time.

On the following pages you will find the Notice of the Annual Meeting of Shareholders and the Proxy Statement giving information which describes the matters to be acted upon at the meeting. These matters include:

At the Annual Meeting, stockholders will be asked to approve the following: (a) To elect two directors to serve on the Board of Directors of the Company: James Durward and Christopher A. Kolacy; (b) ratify the selection of the Company's auditors, Bateman & Co. Inc., P.C.; (c) ratify all actions taking by the Company's directors since the last shareholder meeting; (d) authorize the Board of Directors to seek out financing for Unitech Energy Corp. Canada ("UCAN"), the Company's Canadian subsidiary, where such financing results in the Company retaining an after-financing voting control position of greater than 50 percent in UCAN and (e) to transact such other business as may properly come before the meeting.

A copy of the Annual Report to Shareholders on Form 10-KSB filed with the Securities and Exchange Commission describing the Company's operations during the fiscal year ended October 31, 2004 and a copy of our Quarterly Reports to Shareholders on Form 10Q-SB can be viewed on the SEC web site www.sec.gov/edgar.shtml and copies of all our filings are available for viewing at www.sec.gov/edgar.shtml and are hereby incorporated by reference. Of course, I will be present at the Annual Meeting to answer any questions you might have.

I hope that you will be able to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU ARE ABLE TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED.

Accordingly, please sign, date, and return the enclosed proxy card which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

We thank you for your support and look forward to seeing you at the Annual Meeting.

Very truly yours,


/s/James Durward
CEO

                              UNITECH ENERGY CORP.
                        Suite 210, 815 10th Avenue, S.W.
                        Calgary, Alberta, Canada T2R 0B4


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on February 24, 2005

TO THE STOCKHOLDERS OF UNITECH ENERGY CORP.

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Shareholders of UNITECH ENERGY CORP., a Nevada corporation (the"Company"), will be held Suite 210, 815 10th Avenue, S.W., Calgary, Alberta, Canada T2R 0B4 on February 24, 2005, at 5:00 p.m., Mountain Standard Time, for the following purposes:

     1. To elect two directors to serve on the Board of Directors of the Company for a term of three years as set forth in Proposal 1 or, if proposal 1 is not approved, until the next annual meeting of stockholders, and until his successor has been duly elected and qualified;
     2. To approve and ratify the selection of the Company's auditors, Bateman & Co., Inc. P.C.;
     3. To ratify all actions taken by the Company's Board of Directors since the last shareholder meeting;
     4. To authorize the Board of Directors to seek out financing for Unitech Energy Corp. Canada ("UCAN"), the Company's Canadian subsidiary, where such financing results in the Company retaining an after-financing voting control position of greater than 50 percent in UCAN; and
     5. To transact such other business as may properly come before the meeting or adjournment thereof.

Only stockholders of record at the close of business on the Record Date, January 24, 2005, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof. Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the Annual Meeting in person. If you attend the Annual Meeting, you may withdraw your proxy and vote in person on each matter brought before the Annual Meeting. The proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors


/s/James Durward
    Chairman of the Board

                              UNITECH ENERGY CORP.
                        Suite 210, 815 10th Avenue, S.W.
                        Calgary, Alberta, Canada T2R 0B4


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held February 24, 2005


                                  INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation by the board of directors (the"Board of Directors") of UNITECH ENERGY CORP., a Nevada corporation (the"Company"), of proxies to be voted at the Annual Meeting of Shareholders to be held on February 24, 2005, at 5:00 p.m., Mountain Standard Time (the "Annual Meeting"), and at any adjournment thereof. The Annual Meeting will be held at Suite 210, 815 10th Avenue, S.W., Calgary, Alberta, Canada T2R 0B4.

The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use. Proxies properly executed and received by the Secretary prior to the Annual Meeting of Shareholders (the "Annual Meeting") and not revoked will be voted in accordance with the terms thereof. Registered shareholders and participants in plans holding shares of the Company's Common Stock ("Common Stock") are urged to deliver proxies and voting instructions by completing and mailing the enclosed proxy or voting instruction. Registered shareholders and plan participants may send their proxies or voting instructions by completing, signing, and dating the enclosed proxy or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope. If your shares are held in street name with your bank or broker, please follow the instructions for voting attached to the proxy card that is enclosed with this Proxy Statement. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile, or other means of electronic transmission by directors, officers, and employees of the Company.

At the Annual Meeting, stockholders will be asked to approve the following: (a) To elect two directors to serve on the Board of Directors of the Company: James Durward and Christopher A. Kolacy; (b) ratify the selection of the Company's auditors, Bateman & Co. Inc., P.C.; (c) ratify all actions taking by the Company's directors since the last shareholder meeting; (d) authorize the Board of Directors to seek out financing for Unitech Energy Corp. Canada ("UCAN"), the Company's Canadian subsidiary, where such financing results in the Company retaining an after-financing voting control position of greater than 50 percent in UCAN and (e) to transact such other business as may properly come before the meeting.

This Proxy Statement and the enclosed form of proxy are first being sent to stockholders, together with the Notice of Annual Meeting, on or about January 31, 2005.

A copy of the Annual Report to Shareholders on Form 10-KSB filed with the Securities and Exchange Commission describing the Company's operations during the fiscal year ended October 31, 2004, and a copy of our Quarterly Reports to Shareholders on Form 10Q-SB can be viewed on the SEC web site www.sec.gov/edgar.shtml and copies of all our filings are available for viewing at www.sec.gov/edgar.shtml and are hereby incorporated by reference.

Shareholders are urged to complete, date, and sign the accompanying form of proxy and return it promptly in the envelope provided with these materials. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

PROXIES AND VOTING AT THE MEETING

Record Date and Voting Rights

The Board of Directors has fixed the close of business on January 24, 2005, as the record date (the"Record Date") for the determination of the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the Record Date, there were 23,242,857 shares of the Company's common stock, $0.001 par value per share ("Common Stock"), issued and outstanding, held by approximately 93 shareholders. The Common Stock is the only class of voting securities outstanding entitled to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon at the Annual Meeting. The presence of a majority of the Company's outstanding Common Stock as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

Under Nevada law, approval of the proposals to be submitted to the stockholders requires the affirmative vote of at least a majority of the Common Stock present at the meeting and entitled to vote on the subject matter.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by one or more inspectors of election appointed prior to the Annual Meeting, who also will determine whether a quorum is present.

In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum; but since they are neither a vote cast in favor of, nor a vote cast against, a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any routine matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Voting and Revocation of Proxies

All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR James Durward and Christopher A. Kolacy; FOR the ratification of the selection of the Company's auditors Bateman & Co., Inc. P.C.; FOR the ratification of all actions taking by the Company's directors since the last shareholder meeting; FOR the authorization of the Board of Directors to seek out financing for Unitech Energy Corp. Canada ("UCAN"), the Company's Canadian subsidiary, where such financing results in the Company retaining an after-financing voting control position of greater than 50 percent in UNCAN; and FOR the authorization of the directors to transact such other business as may properly come before the meeting. The Company is not aware of any matter to be presented at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Any stockholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a later-dated proxy, by delivering written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices, located at the address set forth above.

PROPOSAL 1: ELECTION OF DIRECTORS TO BOARD OF DIRECTORS

ELECTION OF DIRECTORS

Two directors are to be elected at the Annual Meeting for terms of three years. The following pages set forth certain information for the nominee and each incumbent director as of October 31, 2004, except as otherwise noted. The nominees are incumbent directors as listed below and were previously elected by the shareholders. The election of the nominees for directors requires the affirmative vote of the holders of majority of the shares of Common Stock cast in the election of directors. Votes that are withheld and shares held in street name ("Broker Shares") that are not voted in the election of directors will not be included in determining the number of votes cast. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

NOMINEES FOR DIRECTOR

The age of each nominee, their positions and offices with the Company, their term of office as a director, their business experience during the past five years or more and additional biographical data is set forth below.


--------------------------------------------------------------------------------
Name of Executive
Officers and Directors     Age   Position                            Date of
                                                                    Appointment
--------------------------------------------------------------------------------
James Durward               51   CEO, President, CFO and Director   February 10,
                                                                         2004
--------------------------------------------------------------------------------
Christopher A. Kolacy       32    Secretary and Director            February 10,
                                                                          2004
--------------------------------------------------------------------------------


All directors of the Company hold office until the earlier of February 24, 2008 and until their successors have been duly elected and qualified, or their death, resignation, or removal.

Incumbent Nominees for Election Whose Terms Expire in 2008

James Durward, Director, CEO, President, CFO, Age 51: Mr. Durward has served as Chief Executive Officer, President, Chief Financial Officer and Director of Unitech since February 10, 2004. Mr. Durward is also the president of both UCAN and LogSearch, Inc., UCAN's 80.95%-owned subsidiary. From October, 1999 to the present Mr. Durward is the CEO of Unitech Energy Corp. ("UCAN"), a private energy-related image analysis concern. From September, 1996 to September, 1999, Mr. Durward was President and CEO of International Datashare Corporation ("IDC"), a company previously listed on the Toronto Stock Exchange (now merged into Divestco) specializing in the creation of oil and gas databases and data analysis software. In 1992, Mr. Durward was a founder and head of Business Development at Virtual Universe Corporation, a company specializing in graphical multi-user, real-time network applications. In 1996, Mr. Durward consulted in the structuring of Net:X America Inc., an Oregon corporation developing a stock trading platform, and that company's subsequent listing on NASD OTC Bulletin Board. Mr. Durward is also the President and a Director of Emission Differentials Ltd., a company developing an emissions trading business and a Director of Panoshan Marketing Corp., a company involved in marketing technical products. Mr. Durward is also the President of Puroil Technology Inc. a venture capital company involved in the formation and financing of startup companies. Mr. Durward is a high school graduate.

Christopher A. Kolacy, Director, Secretary, Age 32: Mr. Kolacy has served as a Director and Secretary of Untitech since February 10, 2004. Mr. Kolacy is also a Director and Secretary of UCAN since February 10, 2004. Mr. Kolacy is a full-time employee and administrator of Canam Capital Corp., a firm invovolved in the financing of startup companies and venture capital. From 1996 to 1999, Mr. Kolacy was a personal trainer at Desert Mountain Resort in Scottsdale, Arizona. From 2000 to 2002, Mr. Kolacy served as Office Manager and Assistant to the President of Mountain Desert Properties, Inc. in Scottsdale Arizona. His responsibilities included sales, marketing web site design and client relations. Since 2002, Mr. Kolacy has served as Administrative Vice President for CanAm Capital Corp. in Los Angeles, California where he oversees all administrative functions of the company. In 1995, Mr. Kolacy earned a B.S degree in Sports Medicine from University of Arizona. Mr. Kolacy is a director of Panoshan Marketing Corp. He devotes less than five percent (5%) of his time to the business of Panosham Marketing Corp. Other than Panoshan Marketing Corp., Mr. Kolacy has not served, and currently does not serve as an officer or director for any other company.

In accordance with the Company's Bylaws, the Board of Directors has fixed the size of the Board of Directors at two and has nominated all of the Company's current directors for election as directors of the Company.

If Proposal 1 is approved by the shareholders, and if each of the two nominees is elected, the Board of Directors will be as follows:

James Durward and Christopher A. Kolacy, each of whom will serve on the Board of Directors until the 2008 annual meeting of the Company's stockholders.

If Proposal 1 is not approved by the stockholders, the two directors, will serve on the Board of Directors until their successors have been duly elected and qualified or the 2006 Annual Meeting of Shareholders, whichever event shall occur first.

It is intended that the proxies received from stockholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and has indicated his intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or will prove unable to serve if so elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF EACH DIRECTOR NOMINEE TO THE BOARD OF DIRECTORS.

RELATIONSHIP AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships between any director or executive officer and any other director or executive officer.

COMPENSATION OF DIRECTORS

At present, no directors are compensated for serving as members of the Board, although all directors are entitled to be reimbursed for certain expenses in connection with attendance at Board and committee meetings.

BOARD MEETINGS AND COMMITTEES

     The Board held a total of zero meetings (including regularly scheduled and special meetings) during fiscal 2004.

     The Board has a standing Compensation Committee. The Board does not currently have a formal nominating committee or a governance committee. The functions customarily performed by nominating and governance committees are performed by the independent members of the Board who make recommendations to the full Board regarding candidates for nomination and the size and composition of the Board. The independent members of the Board monitor the mix of skills, experience and background of the Board to ensure it maintains the necessary composition to effectively perform its oversight functions. The independent members of the Board will from time to time solicit and receive recommendations for candidates from members of the Board, senior level executives, individuals personally known to the members of the Board, and third party search firms as appropriate.

     The independent members of the Board believe that their processes effectively serve the functions of nominating and governance committees, and do not believe there is a need for a separate, formal nominating or governance committee. Although there is no formal policy regarding shareholder nominees, the independent members of the Board believe that shareholder nominees should be viewed in substantially the same manner as other nominees. The consideration of any candidate for director will be based on the independent members of the Board's assessment of the individual's background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. Shareholders wishing to propose nominees for consideration for the Board should submit the candidate's name and qualifications to our Corporate Secretary prior to the deadlines set forth under "Deadline for Future Proposals of Shareholders" in this Proxy Statement.


Compensation Committee

     The Compensation Committee currently consists of Mr. Durward and Mr. Kolacy. As described in more detail in the Report of the Compensation Committee in this Proxy Statement, the Compensation Committee reviews and approves all forms of compensation to be provided toour executive officers, consults with management regarding compensation and benefits for non-executive officers and other employees, and oversees our compensation and benefits policies generally. The Compensation Committee held zero meetings (including regularly scheduled and special meetings) in fiscal 2004.

Communication with the Board

     Shareholders may send communications to the Board of Directors by writing to them at UNITECH ENERGY CORP., Attention: James Durward, Suite 210, 815 10th Avenue, S.W., Calgary, Alberta. All shareholder communications will be reviewed by the Mr. Durward and forwarded to the Board if appropriate. Mr. Durward reserves the right to not forward to board members any abusive, threatening, or otherwise inappropriate materials.

Directors' Attendance at Annual General Meetings of Shareholders

     Although we do not have a formal policy regarding attendance by members of the Board at our Annual General Meeting of Shareholders, we encourage directors to attend.

PROPOSAL 2: Ratification of the selection of Bateman & Co., Inc. P.C. as the Company's auditors

     The Company has appointed Bateman & Co., Inc. P.C. as the Company's independent auditors. If the shareholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain Bateman & Co., Inc. P.C , but may retain such independent auditors. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interest of the Company and its shareholders.

Fees Paid to Independent Auditors

     The following table summarizes the aggregate fees billed to the Company by its independent auditor Bateman & Co., Inc. P.C. ("Bateman") for services rendered to the Company's during the fiscal year 2004t:




                                          2004

           Audit Fees                $   8,178
           Audit-Related Fees            9,841
           Tax Fees                          0
           All Other Fees                    0
                                   -----------
           Total                     $  18,019



     Audit Fees. This category includes the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-QSB. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and statutory audits.

     Audit-Related Fees.This category consists of assurance and related services by Bateman that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under"Audit Fee."

     Tax Fees.This category consists of professional services rendered by Bateman for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

     All Other Fees.This category consists of the aggregate fees billed for professional services rendered by Bateman other than the services reported above. The services for the fees disclosed under this category include other consulting services unrelated to audit and tax services.

Pre-Approval Process for Auditor Services

     The services performed by Bateman for the fiscal year 2004 audit were pre-approved in accordance with the pre-approval procedures adopted by the Audit Committee. All requests for audit, audit-related, tax and other services must be submitted to the Audit Committee for pre-approval with an estimate of fees for the services. Pre-approval is generally provided at regularly scheduled meetings.

Ratification of Independent Auditors

     The Board is seeking (i) ratification by the shareholders for the Audit Committee's selection and appointment of Bateman as the independent auditors of the Company for the fiscal year ending October 31, 2004, and (ii) the authorization by the shareholders for the Audit Committee to enter into an agreement to pay the fees of Bateman as independent auditors of the Company on customary terms.

Vote Required

     The affirmative vote of the holders of a majority of the Ordinary Shares present at the Annual General Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual General Meeting is required for the ratification and approval of the appointment of Bateman and the authorization of the Audit Committee to enter into an agreement with Bateman with respect to its fees.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING"FOR" THE RATIFICATION OF THE APPOINTMENT OF BATEMAN & CO., INC. P.C., AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2004, AND THE AUTHORIZATION OF THE AUDIT COMMITTEE TO ENTER INTO AN AGREEMENT TO PAY THE FEES OF THE INDEPENDENT AUDITORS.

PROPOSAL 3: Ratification of All Lawful Actions Taken by the Board of Directors since Our Last Shareholder Meeting

Since our last shareholder meeting, your Board of Directors has taken various actions which have been detailed in our annual, quarterly and other reports filed with the Securities and Exchange Commission. Accordingly, the Board of Directors is asking the shareholders to affirm, approve and ratify all actions taken by the Board of Directors since our last shareholder meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AFFIRMATION, APPROVAL AND RATIFICATION OF ALL LAWFUL ACTIONS TAKEN BY THE BOARD OF DIRECTORS SINCE THE LAST SHAREHOLDER MEETING.

PROPOSAL 4: To authorize the Board of Directors to seek out financing for Unitech Energy Corp. Canada ("UCAN"), the Company's Canadian subsidiary, where such financing results in the Company retaining an after-financing voting control position of greater than 50 percent in UCAN.

In order to fully implement our business model, we may need to raise additional capital for the operations of UCAN on terms acceptable to the Company and UCAN. The Board of Directors is asking the shareholders to authorize the Board of Directors to seek out financing for UCAN where such financing results in the Company retaining an after-financing voting control position of greater than 50 percent in UCAN.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" AUTHORIZING THE BOARD OF DIRECTORS TO SEEK OUT FINANCING FOR UCAN WHERE SUCH FINANCING RESULTS IN THE COMPANY RETAINING AN AFTER-FINANCING VOTING CONTROL POSITION OF GREATER THAN 50% IN UCAN.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table shows the amount of our Common Stock beneficially owned, as of January 24, 2005, by (i) persons known by us (based upon Securities and Exchange Commission ("SEC") filings) to own 5% or more of our Common Stock, (ii) each Named Executive Officer listed in the Summary Compensation table below,
(iii) our directors and director nominees, and (iv) our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC.

Except as indicated below, the address for each listed director and executive officer is c/o UNITECH ENERGY CORP., Suite 210, 815 10th Avenue, S.W., Calgary, Alberta, Canada T2R 0B4. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them. The number of Common Stock outstanding used in calculating the percentages in the table below includes the Common Stock underlying options or warrants held by such person that are exercisable within 60 days of January 24, 2005, but excludes Common Stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 23,242,857 shares of Common Stock outstanding as of January 24, 2005.


--------------------------------------------------------------------------

      Name of Beneficial                   Shares Beneficially     Percent
             Owner                                   Owned
--------------------------------------------------------------------------
James Durward                                    9,495,792          40.85%
--------------------------------------------------------------------------
Christopher A. Kolacy                               50,000           0.20%
--------------------------------------------------------------------------
Jay Jordan Barnhardt                             4,300,000           18.5%
2271 Century Hill
Los Angeles, California
90067

--------------------------------------------------------------------------
                                                13,845,792          59.37%
TOTAL 5% Shareholders as a Group
--------------------------------------------------------------------------


The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. All shares are held beneficially and of record and each record shareholder has sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires the Company's executive officers and directors and persons who own more than 10 percent of the Company's Ordinary Shares to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Executive officers, directors and greater than 10 percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to fiscal year 2003, all filing requirements applicable to its executive officers, directors and 10 percent shareholders were met.

Certain Relationships and Related Transactions

There is no family relationship between any of the Company's directors, nominees to serve as director, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as a director.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation earned for services rendered to us in all capacities for fiscal year 2004 by the Company's executive officers who was serving as an executive officer of the Company as of October 31, 2004 (collectively, referred to"Named Executive Officers" in this Proxy Statement):

-------------------------------------------------------------------------------
 Name and Principal Underlying      Salary     Bonus       Other       Options
     Positions at 10/31/04                              Compensation
------------------------------- ---------- --------- --------------- ----------
James Durward                          $0        $0           $0       $9,000
CEO/President/CFO/Director
------------------------------- ---------- --------- --------------- ----------
Christopher A. Kolacy                  $0        $0           $0        $9000
Director/Secretary
------------------------------- ---------- --------- --------------- ----------

The following table sets forth certain information concerning the compensation paid by UCAN for services rendered in all capacities to UCAN from February 10, 2004 through the fiscal year ended October 31, 2004, of all officers and directors of UCAN.

-------------------------------------------------------------------------------
 Name and Principal Underlying   Consulting    Bonus    Other      Options
    Positions at 10/31/04                      Fees              Compensation
-------------------------------- --------- --------- -------- -----------------
James Durward                    $96,000         $0       $0            $0
CEO/President/CFO/Director
-------------------------------- --------- --------- -------- -----------------
Roger Brundrit                        $0        $0        $0            $0
President/Treasurer/Director
-------------------------------- --------- --------- -------- -----------------

Stock Option Grants in Last Fiscal Year

On February 10, 2004, we issued options to purchase 50,000 shares of our common stock to James Durward, a director and officer of Unitech, for services rendered to our company. The exercise price of these options is $0.18 per share.

On February 10, 2004, we issued options to purchase 50,000 shares of our common stock at $0.18 per share to Christopher A. Kolacy, a director and officer of Unitech, for services rendered to our company.

Employment Agreements and Change of Control Arrangements
None.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board is providing the following report on executive compensation in accordance with the rules and regulations of the SEC. This report outlines the policies of the Compensation Committee with respect to executive compensation, the various components of the Company's compensation program for executive officers, and the basis on which the 2004 compensation for the Company's Chief Executive Officer was determined.

The information contained in the following report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

General
The Compensation Committee's functions include:

     o determining all forms of compensation of the Company's Chief Executive Officer;

     o reviewing and approving all forms of compensation for the other executive officers, including salary, bonuses and stock options;

     o consulting with management regarding compensation and benefits for non-executive officers and other employees; and

     o    overseeing our compensation and benefits policies generally.


Compensation Policies

The Company's executive compensation policies have two principal goals: (1) attracting, rewarding and retaining executives, and (2) motivating executives to achieve short-term and long-term corporate goals that enhance stockholder value. Accordingly, the Compensation Committee's objectives are to:


     o offer compensation opportunities that attract and retain executives whose abilities are critical to the Company's long-term success and motivate individuals to perform at their highest level;

     o tie in a significant portion of the executive's total compensation to achievement of financial, organizational, management and personal performance goals; and

     o reward outstanding individual performance by an executive officer that contributes tothe Company's long-term success.


Compensation of Executive Officers Generally

The Company's compensation program for its executives will emphasize variable compensation, primarily through grants of short and long term performance based incentives. Executive compensation will generally consist of the following: (i) base salary or consulting fees; (ii) incentive bonuses; and (iii) long-term equity incentive awards in the form of stock option grants. Each executive officer's compensation package will be designed to provide an appropriately weighted mix of these elements. We expect to implement our compensation program during fiscal year 2004.

Base Salary/Consulting Fees. Base salary/consulting fee levels for each of the Company's executive officers, including the Chief Executive Officer, are expected to be set within a range of base salaries that the Board (through the Compensation Committee or in its entirety) believes reflect market salaries for similar executive officers at comparable companies. Commercially available compensation surveys are expected to be used to determine that such range is at or near the levels paid by comparable companies engaged in the motion picture industry and located within comparable geographical locations. The Board does not expect to use formulas but instead plans to exercise its judgment based on considerations including overall responsibilities and the importance of these responsibilities to the Company's success, experience and ability, past short-term and long-term job performance and salary history. In addition, in reviewing executive salaries generally and in setting the salary of the Chief Executive Officer, the Compensation Committee generally plans to take into account the Company's past financial performance and future expectations, as well as changes in the executives' responsibilities.

Incentive Bonuses. The Compensation Committee will recommend the payment of bonuses to provide an incentive to executive officers to be productive over the course of each fiscal year and to bring the total cash-based compensation to market levels. A portion of these bonuses will be awarded if the Company achieves or exceeds certain corporate performance objectives and a portion of these bonuses will be awarded if the executive achieves or exceeds certain personal goals.

Equity Incentives. Stock options will be used by the Company as long-term compensation to provide a stock-based incentive to improve the Company's financial performance and to assist in the recruitment, retention and motivation of professional, managerial and other personnel. Generally, stock options will be granted to executive officers from time to time based primarily upon the individuals' actual and/or potential contributions to the Company and the Company's financial performance. Stock options will be designed to align the interests of the Company's executive officers with those of its shareholders by encouraging executive officers to enhance the value of the Company, the price of its Ordinary Shares, and hence, the shareholders' return. In addition, the vesting of stock options over a period of time is designed to create an incentive for the individual to remain with the Company. The Company plans to grant options to the executives on an ongoing basis to provide continuing incentives to the executives to meet future performance goals and to remain with the Company.

Compensation of the Chief Executive Officer and Chief Financial Officer

The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer based on the assessment of his past performance, its expectation of his future contributions to the Company's performance and the compensation paid to chief executive officers of comparable companies. James Durward served as the Company's Chief Executive Officer in 2004. In 2004, Mr. Durward received consulting fees of $96,000. Mr. Durward served as the Company's Chief Financial Officer in 2004.

For 2004, the Compensation Committee approved setting the consulting fees of Mr. Durward to be $96,000 for his services as Chief Executive Officer and Chief Financial Officer. The Compensation Committee believes the compensation to be paid to Mr. Durward for 2004 is not unreasonable. The compensation committee believes that Mr. Durward is deserving of consulting fees of $96,000 annually with other compensation incentives.

Policy with Respect to Qualifying Compensation for Deductibility

Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of one million dollars paid by a corporation to its chief executive officer or any of its other four most highly compensated executive officers in a single year. The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. The Board of Directors will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, may be appropriate in the future.

                                         SUBMITTED BY THE COMPENSATION COMMITTEE

                                        /s/James Durward
                                        -----------------------------------
                                           James Durward


                                        /s/ Christopher A. Kolacy
                                        -----------------------------------
                                            Christopher A. Kolacy

                  DEADLINE FOR FUTURE PROPOSALS OF SHAREHOLDERS

Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the 2005 Annual General Meeting of Shareholders pursuant to SEC Rule 14a-8 must be received by the Secretary of the Company at the Company's principal executive offices in Calgary, Alberta not later than February 15, 2005.

Stockholders wishing to bring a proposal before our 2005 Annual General Meeting of Shareholders (but not include it in our proxy materials) must provide written notice of the proposal to the Secretary of the Company at the Company's principal executive offices in Calgary, Alberta not later than February 15, 2005. In order to curtail controversy as to the date upon which such written notice is received by the Company or its U.S. subsidiary, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested, or a similar method which confirms the date of receipt.

                              OTHER PROPOSED ACTION

The Board is not aware of any other matters to be presented at the meeting.




By Order of the Board of Directors,


/s/ James Durward
---------------------------------
    James Durward
Chairman of the Board

Dated: January 24, 2005

Exhibit 1. Items incorporated by reference.


                                      PROXY
                              UNITECH ENERGY CORP.
                                January 24, 2005

This proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder of UNITECH ENERGY CORP. acknowledges receipt of the notice of annual shareholder meeting dated February 24, 2005, and accompanying proxy statement, and appoints JAMES DURWARD as proxies and attorneys-in-fact, each with the full power of substitution, on behalf and in the name of the undersigned, to vote all the shares of common stock, $.001 par value, of UNITECH ENERGY CORP., the undersigned holder of record as of January 24, 2005, at the annual shareholder meeting to be held on February 24, 2005, 5:00 p.m. MST at Suite 210, 815 10th Avenue S.W., Calgary, Alberta, Canada T2R 0B4, and at any postponement or adjournment of such meeting.

Any shareholder completing this proxy who fails to mark one of the boxes for the proposal will be deemed to have given the proxy holders complete discretion in voting his, her, or its shares on the proposal at the annual meeting. If no mark is made, the proxy will be voted "For" the proposal. If a box is marked, your shares shall be voted according to your instructions.

The Board of Directors recommends a vote "For" the proposals listed below.

PROPOSAL 1: Election of Directors to Board of Directors.

(_____)   For

(_____)   Against

(_____)   Abstain


PROPOSAL 2: The selection of the Company's auditors: Bateman & Co., Inc. P.C..

(_____)   For

(_____)   Against

(_____)   Abstain


PROPOSAL 3: Ratification of Actions by Board of Directors Since Last Shareholder
            Meeting.

(_____)   For

(_____)   Against

(_____)   Abstain

PROPOSAL  4: To  authorize  the Board of  Directors  to seek out  financing  for
             Unitech Energy Corp. Canada.

(_____)   For

(_____)   Against

(_____)   Abstain

Please sign exactly as your name appears on your stock certificate. If joint tenants hold the shares, both should sign personally. When signing as attorney-in-fact, executor, administrator, trustee, guardian, or another fiduciary capacity, please give your full title. If signing on behalf of a corporation, please sign in fully corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Date Signed: _____________________, 2005


Number of Shares Owned:   ___________________________


Print Name(s) of shareholder(s):  ___________________________


 ______________________________


Signature (all joint tenants must sign):  ___________________________


_______________________________